UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

TCW Direct Lending LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01069	46-5327366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 936-2275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 8, 2015, the Company held its annual meeting of members. At the annual meeting, the following matter was submitted to the vote of the members, with the results of voting on such matter as set forth below.

1.	The Company’s members approved a proposal to re-elect the following Class I director to the Company’s Board of Directors, to hold office until the 2018 annual meeting, or special meeting in lieu thereof, of members, with voting results as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Richard T. Miller	13,434,488	0	0

There were no abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW DIRECT LENDING LLC

Date: May 15, 2015	By:	/s/ James Krause
	Name:	James Krause
	Title:	Chief Financial Officer